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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         TO SECTION 13 0R 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 30, 2004

                             SiVault Systems, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        0-30711                                        98-0209119
------------------------                      --------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

500 Fifth Avenue, Suite 1650, New York, New York               10110-0002
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 931-5760
               --------------------------------------------------
               Registrant's telephone number, including area code


         -------------------------------------------------------------
         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2004, SiVault Systems, Inc. ("SiVault") completed the purchase of all the principal assets of Viaquo Corporation ("Viaquo") a leading developer of computer security technology with effect as of November 30, 2004.

Under the terms of the Agreement for Purchase and Sale of Assets dated as of November 30, 2004 among SiVault, Viaquo and an Escrow Holder (the "Agreement"), SiVault acquired all principal assets Viaquo including physical equipment, technology, products and intellectual property. The majority of the Viaquo staff has joined SiVault to support the continued development, sales and marketing of its technology.

The core technology and intellectual property purchased represents Viaquo's patent pending ViaSeal(TM) security technology. ViaSeal provides cryptographic protection of electronic data for distribution or access by multiple parties without the cumbersome and costly process of private key management as seen in most modern Public Key Infrastructure (PKI) systems.

The Purchase Price for the assets consisted of 3,050,000 of SiVault's shares of restricted stock; 750,000 of the shares were issued and delivered to Viaquo at Closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur if (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault and (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault and (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent.

The shares issued to Viaquo in consideration for the Purchase of Assets carry with them certain registration rights as set forth in a Registration Rights Agreement, dated as of November 30, 2004 between SiVault and Viaquo.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITIONS OR DISPOSITION OF ASSETS.

See Item 1.01, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         To be filed by Amendment.

(b)      Pro Forma Financial Information

         To be filed by Amendment.


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(c)      Exhibits:

4.1 Registration Rights Agreement, dated as of November 30, 2004, between SiVault Systems, Inc. and Viaquo Corporation.


10.1 Agreement for Purchase and Sale of Assets, dated as of November 30, 2004, among SiVault Systems, Inc., Viaquo Corporation and the Escrow Holder.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SIVAULT SYSTEMS, INC.


                                           /s/ Wayne Taylor
                                           -----------------------
                                           Wayne Taylor
                                           Interim Chief Financial Officer


Date:  December 7, 2004


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                                  EXHIBIT INDEX


Exhibit:
--------

4.1 Registration Rights Agreement, dated as of November 30, 2004, between SiVault Systems, Inc. and Viaquo Corporation.

10.1 Agreement for Purchase and Sale of Assets, dated as of November 30, 2004, among SiVault Systems, Inc., Viaquo Corporation and the Escrow Holder.